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                       STATEMENT OF ADDITIONAL INFORMATION

                              SCHWAB CAPITAL TRUST
                 101 Montgomery Street, San Francisco, CA 94104

                                 AUGUST 3, 1997

                          AS AMENDED DECEMBER 1, 1997

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the joint Prospectus dated May 19, 1997 (as amended from time to time) for the Select Shares of Schwab International Index Fund(R) (the "International Index Fund"), Schwab Small-Cap Index Fund(R) (the "Small-Cap Index Fund") and Schwab S&P 500 Fund (the "S&P 500 Fund"); the joint Prospectus dated May 19, 1997 (as amended from time to time) for all classes of the International Index Fund, the Small-Cap Index Fund and the S&P 500 Fund, the Prospectus dated February 28, 1997 for Schwab Analytics(TM) Fund (the "Analytics Fund"); the joint Prospectus dated February 28, 1997 as amended July 14, 1997 (as amended from time to time) for Schwab Asset Director(R)-High Growth Fund (the "High Growth Fund"), Schwab Asset Director-Balanced Growth Fund (the "Balanced Growth Fund") and Schwab Asset Director-Conservative Growth Fund (the "Conservative Growth Fund" and jointly, the "Asset Director Funds"); and the joint Prospectus dated August 3, 1997 (as amended from time to time) for Schwab OneSource Portfolios-International, Schwab OneSource Portfolios-Growth Allocation (the "Growth Allocation"), Schwab OneSource Portfolios-Balanced Allocation (the "Balanced Allocation") and Schwab OneSource Portfolios-Small Company ("Small Company Fund" and jointly, the "OneSource Portfolios"), eleven separately managed investment portfolios (collectively the "Funds") of Schwab Capital Trust (the "Trust").

         Prior to May 19, 1997 the International Index Fund and the Small-Cap Index Fund were not offered in multiple classes of shares. The existing shares of these funds are redesignated as Investor Shares. Prior to May 19, 1997, the S&P 500 Fund was only offered in two classes (Investor Shares and e.Shares). The other Funds of the Trust are not offered in multiple classes of shares.

         To obtain a copy of any of these Prospectuses, please contact Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. These Prospectuses are also available electronically by using our World Wide Web address: http://www.schwab.com/funds.
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                                 SCHWABFUNDS(R)
                                  800-2 NO-LOAD

                                TABLE OF CONTENTS
                                                                            Page
INVESTMENT OBJECTIVES.........................................................3
INVESTMENT SECURITIES.........................................................4
INVESTMENT RESTRICTIONS......................................................27
MANAGEMENT OF THE TRUST......................................................32
PORTFOLIO TRANSACTIONS AND TURNOVER..........................................42
TAXES........................................................................45
SHARE PRICE CALCULATION......................................................48
HOW THE FUNDS REFLECT PERFORMANCE............................................49
THE BENEFITS OF INTERNATIONAL INVESTING......................................51
INDEXING AND ASSET ALLOCATION --THE SCHWAB
     INDEX FUNDS AND THE SCHWAB ASSET ALLOCATION FUNDS.......................52
GENERAL INFORMATION..........................................................57
PURCHASE AND REDEMPTION OF SHARES............................................58
OTHER INFORMATION............................................................59
FINANCIAL STATEMENTS........................................................F-1

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                              INVESTMENT OBJECTIVES

                    INTERNATIONAL INDEX FUND-INVESTOR SHARES
                     INTERNATIONAL INDEX FUND-SELECT SHARES

         The investment objective of the International Index Fund is to attempt to track the price and dividend performance (total return) of the Schwab International Index(R) (the "International Index"), an index created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

                      SMALL-CAP INDEX FUND INVESTOR-SHARES
                       SMALL-CAP INDEX FUND SELECT-SHARES

         The investment objective of the Small-Cap Index Fund is to attempt to track the price and dividend performance (total return) of the Schwab Small-Cap Index(R) (the "Small-Cap Index"), an index created to represent the performance of common stocks of the second 1,000 largest United States companies, ranked by market capitalization (share price times the number of shares outstanding).

                                HIGH GROWTH FUND

         The investment objective of the High Growth Fund is to provide high capital growth with less volatility than an all-stock portfolio. This Fund provides the greatest exposure to various stock categories, including domestic large and small company stocks and international stocks.

                              BALANCED GROWTH FUND

         The investment objective of the Balanced Growth Fund is to provide maximum total return, including both capital growth and income. This Fund represents a more balanced approach to stocks and bonds.

                            CONSERVATIVE GROWTH FUND

         The investment objective of the Conservative Growth Fund is to provide income and more growth potential than an all-bond portfolio. This Fund's stock component is designed to help offset inflation.

         Each Asset Director(R) Fund may seek to achieve its investment objective by investing directly in portfolio securities or by investing indirectly in underlying affiliated mutual funds ("underlying Schwab Funds"), as described herein.

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                          S&P 500 FUND-INVESTOR SHARES
                            S&P 500 FUND-e.SHARES(TM)
                         S&P 500 FUND SELECT SHARES(TM)

         The Fund's investment objective is to track the price and dividend performance (total return) of common stocks of U. S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)").

                               ANALYTICS FUND(TM)

         The investment objective of the Analytics Fund is to achieve long-term capital growth.

        SCHWAB ONESOURCE PORTFOLIOS-INTERNATIONAL AND SMALL COMPANY FUND

         Schwab OneSource Portfolios-International and the Small Company Fund are mutual funds that seek long-term capital appreciation. To achieve their goals, the Investment Manager, Charles Schwab Investment Management, Inc. ("CSIM"), will attempt to identify and select a diversified portfolio of equity funds which present the greatest capital growth potential ("underlying fund(s)") based on an analysis of many factors, including the underlying funds' investment objective, the history of portfolio manager(s), total return, volatility and expenses.

      SCHWAB ONESOURCE PORTFOLIOS-GROWTH ALLOCATION AND BALANCED ALLOCATION

         The Funds are asset allocation funds that provide easy access to actively managed portfolios of funds from well-known families. The investment objective of the Growth Allocation is to provide you with capital growth with less volatility than a portfolio comprised entirely of stock funds. Of course, a portfolio with lower volatility also has lower growth potential than a portfolio comprised entirely of stock funds. The investment objective of the Balanced Allocation is to provide you with capital growth and income with less volatility than the Growth Allocation.

         The investment objectives stated above for each of the Funds, along with certain investment restrictions adopted by the Funds, are fundamental and cannot be changed without approval by holders of a majority of the Funds' outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                              INVESTMENT SECURITIES

                               FOREIGN INVESTMENTS

         The International Index Fund and Asset Director(R) Funds expect to invest in stocks of foreign issuers. The International Index Fund will invest primarily in such stocks. The Schwab OneSource Portfolios-International expects to invest primarily in other investment companies which invest in stocks of foreign issuers, and may invest directly in domestic and foreign securities. The Growth Allocation and the Balanced Allocation may invest in other investment companies which invest in stocks of foreign issuers,

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and may invest directly in domestic and foreign securities. We expect that many of the underlying funds may invest up to 100% of their assets in foreign securities. Investing in foreign issuers involves certain special considerations, including those set forth below, which are typically not associated with investing in U.S. issuers. Since investments in the securities of foreign issuers are usually made and held in foreign currencies, and since the International Index Fund, Asset Director(R) Funds, OneSource Portfolios and underlying funds may hold cash in foreign currencies, they may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of foreign companies have less volume, are less liquid and are more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the International Index Fund, Asset Director Funds, and OneSource Portfolios endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds to miss attractive investment opportunities. Losses to the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds arising out of the inability to fulfill a contract to sell such securities could result in potential liability to the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds.

         In addition, with respect to those countries in which the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds may invest or other countries which may have a significant impact on the companies in which the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds may invest, there is the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war which could affect the International Index Fund's, Asset Director Funds', OneSource Portfolios' and underlying funds' investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

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         Each of the Asset Director(R) Funds may invest up to 5% of its net assets in companies located in developing countries. Schwab OneSource Portfolios-International may invest directly, or indirectly through underlying funds which invest primarily in companies located in developing countries. Growth Allocation, Balanced Allocation and the Small Company Fund may invest up to 10% of their total net assets directly, or indirectly through underlying funds which invest primarily in companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries have historically offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

         Hong Kong. In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to the International Index Fund's, Asset Director Funds', OneSource Portfolios' and underlying funds' investments as a result of the recent incorporation of the British Crown Colony of Hong Kong into the People's Republic of China. Shareholders should note that the risks discussed above may increase depending on political and economic developments.

                               DEPOSITARY RECEIPTS

         Each of the Asset Director Funds, Growth Allocation and Balanced Allocation may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Global Depositary Shares ("ADRs," "EDRs," "GDRs" and "GDSs," respectively), or other similar global instruments which are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. The Asset Director Funds', Growth Allocation's, Balanced Allocation's and the Small Company Fund's direct investments in these instruments currently will not exceed 10% of each Fund's net assets, but underlying funds may invest in ADRs, EDRs, GDRs, GDSs or other similar global instruments. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs, EDRs, GDRs and GDSs can be sponsored or unsponsored. Sponsored ADRs, EDRs, GDRs and GDSs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs, EDRs, GDRs and GDSs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs, EDRs, GDRs or GDSs.

                              OPTIONS ON SECURITIES

         Writing Covered Options. The Funds may write (sell) covered call and put options on any securities in which they may invest. The Funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. All call options written by the Funds are covered, which means that the Funds will own the securities subject to the option so long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market price of the underlying security.

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         All put options the Funds write will be covered, which means that each of the Funds will have deposited with its custodian cash, U.S. Government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P") or, if unrated, determined by the Funds' Investment Manager to be of comparable credit quality) with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Funds. However, in return for the option premium, the Funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

         The Funds may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

         Purchasing Options. The Funds may purchase put and call options on any securities in which they may invest or options on any securities index based on securities in which they may invest. The Funds may also enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The purchase of a call option would entitle the Funds, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Funds would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Funds would realize either no gain or a loss on the purchase of the call option.

         Risks Associated With Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Funds are unable to effect a closing purchase transaction with respect to covered options they have written, the Funds will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Funds are unable to effect a closing sale transaction with respect to options they have purchased, they would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) an exchange may impose restrictions on

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opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Funds may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the Funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves. Each of the Funds will write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the Fund, does not exceed 5% of the Fund's net assets.

         The underlying funds may also write (sell) covered call and put options and purchase put and call options. The nature of the conditions and risks associated with such transactions by the underlying funds are similar to those described for the Funds.

                          FOREIGN CURRENCY TRANSACTIONS

         Forward Foreign Currency Exchange Contracts. The International Index Fund, Asset Director(R) Funds and OneSource Portfolios may enter into forward foreign currency exchange contracts in several circumstances. The International Index Fund, Asset Director Funds and OneSource Portfolios may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The International Index Fund, Asset Director Funds and OneSource Portfolios expect to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (so-called "transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). The underlying funds may also engage in transaction and position hedging.

         For transaction hedging purposes, the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds enter into foreign currency transactions with respect to specific receivables or payables of the funds arising in connection with the purchase or sale of portfolio securities. By transaction hedging, the International Index Fund, Asset Director Funds and OneSource Portfolios will attempt to protect against a possible loss resulting from an adverse change in the relationship between (i) the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and (ii) the transaction's settlement date. When engaging in position hedging, the

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International Index Fund, Asset Director(R) Funds, OneSource Portfolios and
underlying funds enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities which the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds expect to purchase).

         When engaging in position and/or transaction hedging, the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds may purchase or sell foreign currencies on a spot (or cash) basis at the prevailing spot rate and also may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts ("futures contracts"). International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds also may purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies. A put option on a futures contract gives the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds the right to purchase a currency at the exercise price until the expiration of the option.

         Hedging transactions involve costs and may result in losses, and the ability of the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds to engage in hedging transactions may be limited by tax considerations. Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Funds or the underlying funds own or expect to purchase or sell. They simply establish a rate of exchange that may be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency.

         Although the contracts are not presently are regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the ability of the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds to utilize forward foreign currency exchange contracts may be restricted.

         Each of the Asset Director Funds will enter into a forward foreign currency exchange contract only when the market value of such contract, when aggregated with the market value of all other such contracts held by the Fund, does not exceed 5% of the Fund's net assets.

         The International Index Fund, Asset Director Funds and OneSource Portfolios generally will not enter into a forward contract with a term of greater than one year.

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         While the International Index Fund, Asset Director(R) Funds and
OneSource Portfolios will, and underlying funds may, enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the International Index Fund's, Asset Director Funds', OneSource Portfolios' and underlying funds' portfolio holdings of securities denominated in a particular currency and forward contracts into which the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds enter. Such imperfect correlation may cause the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds to sustain losses, which will prevent the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds from achieving a complete hedge or expose the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds to risk of foreign exchange loss.

         Writing and Purchasing Currency Call and Put Options. The International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. A call option written by the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds obligates the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds would obligate the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves a risk that the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

         The International Index Fund, Asset Director Funds and OneSource Portfolios may terminate their obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The International Index Fund, Asset Director Funds and OneSource Portfolios would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the International Index Fund, Asset Director Funds and OneSource Portfolios.

         The purchase of a call option would entitle the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds to purchase specified currency at a specified price during the option period in return for the premium paid. The International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds ordinarily would realize a gain or a loss on the purchase of the call option.

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         The purchase of a put option would entitle the International Index
Fund, Asset Director Funds(R), OneSource Portfolios and underlying funds to sell specific currency at a specified price during the option period in exchange for the premium paid. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the International Index Fund's, Asset Director Funds', OneSource Portfolios' and underlying funds' portfolio securities due to currency exchange rate fluctuations. The International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds ordinarily would realize a gain, if, during the option period, the value of the underlying currency were to decrease below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

         Special Risks Associated With Options on Foreign Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the International Index Fund, Asset Director Funds and OneSource Portfolios generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds would have to exercise their options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds, as covered call option writers, are unable to effect a closing purchase transaction in a secondary market, they will not be able to sell the underlying currency (or security denominated in that currency) until the option expires or they deliver the underlying currency upon exercise.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate. This could result in an exchange instituting special procedures that may interfere with the timely execution of customers' orders.

         The International Index Fund, Asset Director Funds and OneSource Portfolios will purchase and write over-the-counter options only to the extent consistent with their limitations on investments in illiquid securities, as described in the Prospectuses. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out purchasing and writing activities.

               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Funds may purchase and sell various kinds of futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates on foreign exchanges. The Funds and the underlying funds are not permitted to engage in speculative futures trading.

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         Futures Contracts. A futures contract generally may be described as an agreement between two parties to buy and sell particular financial instruments for an agreed upon price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Funds and the underlying funds may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, the Funds and the underlying funds, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, the International Index Fund, Asset Director(R) Funds, OneSource Portfolios and the underlying funds may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. The International Index Fund, Asset Director Funds, OneSource Portfolios and the underlying funds may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the International Index Fund, Asset Director Funds, OneSource Portfolios and underlying funds have acquired or expect to acquire.

         Although futures contracts, by their terms, generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The Funds and the underlying funds may incur brokerage fees when they purchase or sell futures contracts.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While the Funds' and the underlying funds' futures contracts on securities or currency will usually be liquidated in this manner, the Funds and the underlying funds may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for them to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Funds and the underlying funds the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Funds and the underlying funds obtain the benefit of the futures position if prices move in a favorable direction but limit their risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Funds' and the underlying funds' assets. By writing a call option, the Funds and

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
the underlying funds become obligated, in exchange for the premium, to sell a futures contract that may have a value lower than the exercise price. Thus, the loss incurred by the Funds and the underlying funds in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds and the underlying funds will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that these closing transactions can be effected. The Funds' and the underlying funds' ability to establish and close out positions on these options will be subject to the development and maintenance of a liquid market.

         Hedging Strategies With Futures. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Funds own or propose to acquire. Such futures contracts may include contracts for the future delivery of securities held by the Funds or securities with characteristics similar to those of the Funds' portfolio securities. Similarly, the International Index Fund, Asset Director(R) Funds, and OneSource Portfolios sell futures contracts on currency in which their portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Manager, there is a sufficient degree of correlation between price trends for the Funds' portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of their hedging strategy. Although, under some circumstances, prices of securities in the Funds' portfolio may be more or less volatile than prices of such futures contracts, the Investment Manager will attempt to estimate the extent of this difference in volatility based on historical patterns. The Investment Manager will attempt to compensate for it by having the Funds enter into a greater or lesser number of futures contracts or by attempting to achieve only a particular hedge against price changes affecting the Funds' portfolio securities. When hedging of this character is successful, any depreciation in the value of the portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Funds' portfolio securities will be substantially offset by a decline in the value of the futures position.

         On other occasions, the Funds may take "long" positions by purchasing such futures contracts. This would be done, for example, when the Funds anticipate the subsequent purchase of particular securities when they have the necessary cash but expect the prices or currency exchange rates available on the intended date of purchase in the applicable market to be less favorable than prices that are currently available.

         The underlying funds may engage in similar hedging transactions using futures contracts, which would operate in a similar manner and entail similar risks to the underlying funds.

         When buying or selling futures contracts, a Fund and an underlying fund must deposit an amount of cash, cash equivalents or liquid, high-quality debt instruments with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or

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
good faith deposit on the contract, which will be returned to the Fund and underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made at least daily as the price of the futures contract fluctuates and the Fund's and the underlying funds' position in the contract becomes more or less valuable. This process is known as "marking-to-market."

         Regulations of the Commodities Futures Trading Commission ("CFTC") applicable to the Funds and the underlying funds generally require that all of their futures transactions constitute "bona fide" hedging transactions. As a result, a Fund and an underlying fund will normally sell futures contracts to protect against a decrease in the price of securities it owns but intends to sell or purchase futures contracts to protect against an increase in the price of securities it intends to purchase. In addition, the Funds and the underlying funds may purchase and sell futures contracts and options as a substitute for a comparable market position in the underlying securities. Futures transactions need not constitute "bona fide" hedging under CFTC regulations if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of each Fund's and each underlying fund's net assets.

         Risks Involved in Futures and Options Transactions. Futures and options transactions involve risks, which in some strategies can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures and options trading. However, to the extent the Funds' futures and options practices are limited to hedging purposes, the Investment Manager does not believe that the Funds are subject to the degree of risk frequently associated with futures and options transactions. To the extent the Funds and the underlying funds engage in the use of futures and options on futures other than for hedging purposes, the Funds and the underlying funds may be subject to additional risk.

         The primary risks associated with the use of futures and options include: imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures or options, possible lack of a liquid secondary market for futures or options, and the resulting inability to close such positions prior to their maturity dates. To minimize these risks, the Funds will invest only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

         Three principal areas of risk are present when futures and options contracts are used even in a hedging context. First, there may not always be a liquid secondary market for a futures or option contract at the time a Fund or an underlying fund seeks to "close out" its position. If a Fund or an underlying fund is unable to "close out" a futures or option position and prices move adversely, the Fund or an underlying fund would have to continue to make daily cash payments to maintain its required margin, and if the Fund or an underlying fund has insufficient cash to meet this requirement, it may have to sell portfolio securities at a disadvantageous time. In addition, the Fund or an underlying fund might be required to deliver the securities underlying futures or options contracts it holds. Each Fund will seek to and the underlying funds may seek to reduce the risk that it will be unable to "close out" contracts by entering into only futures or options contracts that are traded on national exchanges and for which there appears to be a liquid secondary market.

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
         It is also possible that changes in the prices of futures or options contracts might correlate imperfectly, or not at all, with changes in the market values of the securities being hedged. This situation could result from price distortions in the futures or options markets due to, among other things, active trading by speculators and use of offsetting "closing" transactions by other investors seeking to avoid meeting additional margin deposit requirements. In the event of significant market distortions, it is possible that a Fund or an underlying fund could lose money on futures or options contracts and experience appreciation in the value of its portfolio securities, or vice versa.

         Finally, adverse market movements could cause a Fund or an underlying fund to lose up to its full investment in an options contract and/or to experience substantial losses on an investment in a futures contract. However, barring such significant market distortions, a similar result could be expected were the Fund or an underlying fund to invest directly in the securities being hedged. There is also the risk of loss by a Fund or an underlying fund of margin deposits in the event of bankruptcy of a broker with whom the Fund or an underlying fund has an open position in a futures contract or option.

         The value of all futures contracts on stocks and stock indices and options contracts is not to exceed 10% of the Small-Cap Index Fund's and the International Index Fund's total assets. The S&P 500 Fund may enter into futures contracts and options on futures contracts provided that aggregate deposits required do not exceed 5% of the Fund's total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), may limit each Fund's use of futures contracts and options.

         The extent to which each Fund may purchase and sell futures, options, equity index participations and index participation contracts may be limited by each Fund's intention to meet Code requirements for qualification as a regulated investment company. See "Taxes in this Statement of Additional Information (SAI) for more information." An underlying fund's investment in such instruments may similarly be restricted by Code requirements.

                                OTHER INVESTMENTS

         SWAPS. Each of the Asset Director(R) Funds may enter into swaps on various securities (such as U.S. Government securities), securities indices, interest rates, prepayment rates, foreign currencies or other financial instruments or indices in order to protect the value of the Asset Director Funds from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Asset Director Funds' investments are traded, for both hedging and non-hedging purposes. While swaps are different from futures contracts (and options on futures contracts) in that swap contracts are individually negotiated with specific counterparties, the Asset Director Funds will use swap contracts for purposes similar to the purposes for which they use options, futures and options on futures. Those uses of swap contracts (i.e., risk management and hedging) present the Funds with risks and opportunities similar to those associated with options contracts, futures contracts and options on futures. See "Futures Contracts and Options on Futures Contracts" in this SAI for more information.

         The Asset Director Funds may enter into these transactions to manage their exposure to changing interest rates and other market factors. Some transactions may reduce each Asset Director Fund's exposure to market fluctuations while others may tend to increase market exposure.

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
         The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary fund securities transactions. If the Investment Manager is incorrect in its expectations of market values, interest rates or currency exchange rates, the investment performance of the Asset Director Funds would be less favorable than it would have been if this investment technique were not used. The Asset Director Funds will only invest up to 5% of each Fund's net assets in swaps.

         PREFERRED STOCK. The Funds may invest in preferred stock, although Balanced Allocation's and Growth Allocation's direct investments in preferred stock will not exceed 10% of each Fund's net assets. Preferred stock has priority over common stock as to income and generally as to assets of an issuer; however, income is usually limited to a definitive percentage regardless of the issuer's earnings. Preferred stock usually has limited voting rights. The Asset Director(R) Funds will invest up to 5% of each Fund's net assets in preferred stock.

         CONVERTIBLE SECURITIES. Each of the Asset Director Funds may invest up to 5% of its net assets in securities that are convertible into common stock, including convertible bonds that are investment grade, convertible preferred stocks, and warrants. The S&P 500 Fund will not purchase convertible securities directly. It may, however, hold convertible securities to the extent that such holdings are incident to the Fund's ownership of common stocks.

         Convertible bonds are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

         Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         Warrants. The Funds or underlying funds may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a Fund or an underlying fund will lose the purchase price and the right to purchase the underlying security.

         REAL ESTATE-RELATED INVESTMENTS. The Asset Director Funds, and the Balanced Allocation and Growth Allocation may invest no more than 10% of each Fund's respective net assets in real estate-related investments. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

         PRECIOUS METAL-RELATED INVESTMENTS . The Asset Director(R) Funds, Growth Allocation and Balanced Allocation may invest no more than 10% of each Fund's respective net assets in precious metal-related investments. The Asset Director Funds, S&P 500 Fund, Analytics Fund(TM), Growth Allocation and Balanced Allocation may invest in common stocks of domestic companies principally engaged in precious metal-related activities, which include companies principally engaged in the extraction, processing, distribution or marketing of precious metals if at the time of investment the Investment Manager considers that at least 50% of the company's assets, revenues or profits are derived from the precious metal industry. The Asset Director Funds, Growth Allocation and Balanced Allocation may also invest in securities of foreign companies principally engaged in the precious metals industry. For further disclosure on foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         The Asset Director Funds, S&P 500 Fund, Analytics Fund, Growth Allocation and Balanced Allocation also may invest in futures on precious metals, such as gold futures, and options thereon. Such investments are subject to the investment limitations on investments in futures and options for the Asset Director Funds, S&P 500 Fund, Analytics Fund, Growth Allocation and Balanced Allocation as set forth in "Futures Contracts and Options on Futures Contracts" in this Statement of Additional Information.

         Prices of precious metals can be expected to respond to changes in rates of inflation and to perceptions of economic and political instability. Historically, the prices of precious metals and of securities of companies engaged in the precious metal-related activities have been subject to extreme fluctuations, as a result of, among other reasons, wider economic or political instability.

         U.S. GOVERNMENT SECURITIES. The Funds may purchase U.S. Government securities. Direct obligations of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. While obligations of certain U.S. Government agencies and instrumentalities are similarly backed, those of others, such as the Federal National Mortgage Association and the Student Loan Marketing Association, are only supported by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the agency's obligations or the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it were not obligated to do so by law. A Fund will invest in U.S. Government securities not backed by the full faith and credit of the U.S. Treasury only when the Investment Manager is satisfied that the credit risk with respect to their issuer is minimal.

         GOVERNMENT "MORTGAGE BACKED" SECURITIES. Government "mortgage-backed" (or government guaranteed mortgage-related) securities are among the U.S. Government securities in which the Funds may invest. Mortgages backing the securities purchased by the Funds include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is

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
formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. The government, to the extent described below, guarantees principal and interest payments on the mortgage-related securities. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares.

         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

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
         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

         OTHER ASSET-BACKED SECURITIES. The Asset Director(R) Funds may invest a portion of their assets in debt obligations known as "Asset-Backed Securities" that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") (e.g., S&P or Moody's) or, if not so rated, deemed to be of equivalent quality by the Investment Manager pursuant to guidelines adopted by the Board of Trustees. Growth Allocation, Balanced Allocation and the Small Company Fund do not currently intend to invest directly in Asset-Backed Securities, but they may invest in them indirectly through underlying funds. The credit quality of most Asset-Backed Securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities. The rate of principal payments on Asset-Backed Securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any Asset-Backed Security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-Backed Securities may be classified as "Pass-Through Certificates" or "Collateralized Obligations."

         "Pass-Through Certificates" are asset-backed securities that represent undivided fractional ownership interests in the underlying pool of assets. Pass-Through Certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because Pass-Through Certificates represent ownership interests in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-Backed Securities issued in the form of debt instruments, also known as Collateralized Obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such Asset-Backed Securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the Asset-Backed Securities and any credit support provided. As a result, although payments on such Asset-Backed Securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related Asset-Backed Securities.

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
         CORPORATE BONDS. Each Asset Director(R) Fund may invest in corporate bonds rated in one of the four highest categories by a NRSRO. Corporate Bonds are issued in the form of debt instruments by a private corporation and are different in character from bonds issued by a government agency or municipality. Typical distinguishing features include: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity (which means they come due all at once) and are paid for out of a sinking fund accumulated for that purpose and they may be callable; and (4) they are often traded on major exchanges, with prices published in the newspapers.

         METHODS OF ALLOCATING CASH FLOWS. While many Asset-Backed Securities are issued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class Asset-Backed Securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is typically accomplished by creating one or more classes with a right to payments on the Asset-Backed Security that is subordinate to that of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics that differ both from those of each other and from those of the underlying assets. Examples include "multi-tranche CMOs" (collateralized mortgage obligations) with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the earliest stated maturity, and then sequentially to the class with the next stated maturity, "Strips" (Asset-Backed Securities that entitle the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics that mimic the characteristics of non-Asset-Backed Securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

         TYPES OF CREDIT SUPPORT. Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made timely. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of Asset-Backed Securities with credit support that arise out of the structure of the transaction include "senior-subordinated securities" (multiple class Asset-Backed Securities with certain classes subordinate to other classes as to the payment of principal thereon, so that defaults on the underlying assets are borne first by the holders of the subordinated class) and Asset-Backed Securities that have "reserve funds" (cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (the scheduled payments on, or the principal amount of, the underlying assets substantially exceed that required to make payment on the Asset-Backed Securities and pay any servicing or other fees). The degree of credit support provided on each issue is generally based on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an Asset-Backed Security.

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
         CREDIT CARD RECEIVABLE SECURITIES. The Asset Director(R) Funds may invest directly, and the Growth Allocation and Balanced Allocation may invest indirectly through underlying funds, in Asset-Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying accounts are passed through to the security holder and principal payments received on such accounts are used to fund the transfer of additional credit card charges made on an account to the pool of assets supporting the related Credit Card Receivable Securities. The initial fixed period may usually be shortened upon the occurrence of specified events that signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. Competitive and general economic factors could adversely affect the rate at which new receivables are created in an account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on accounts. In addition, unlike most other Asset-Backed Securities, accounts are unsecured obligations of the cardholder.

         CERTIFICATES OF DEPOSIT AND BANKER'S ACCEPTANCES. The Funds may invest in certificates of deposit, which are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Each Fund will invest only in certificates of deposit and banker's acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

         COMMERCIAL PAPER. The Funds may invest in Commercial Paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will invest only in commercial paper that at the time of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, Duff 2 or higher by Duff & Phelps, Inc. ("Duff"), or F2 or higher by Fitch Investors Services, Inc. ("Fitch") or if unrated by Moody's, S&P, Duff or Fitch, is determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above ratings.

                            OTHER INVESTMENT POLICIES

         Securities that are acquired by the International Index Fund, Asset Director(R) Funds, and OneSource Portfolios outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered by the Funds to be illiquid assets provided that: (i) the Funds acquire and hold the securities with the intention of reselling the securities in the foreign trading market, (ii) the Funds reasonably believe they can dispose of the securities readily in the foreign trading market or for cash in the United States, or (iii) foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or economic or monetary policies in the United States or abroad, or changed circumstances regarding convertibility or exchange rates, could result in investment losses for the Funds. Investments in foreign securities may also subject the Funds to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility than many U.S. securities. Notwithstanding that the Funds generally intend to acquire the securities of foreign issuers where there are public trading markets, the Funds' investments in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Funds' portfolio and the Funds' ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Funds have a substantial portion of their assets invested or should relations between the United States and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

         Loans of Portfolio Securities. The Funds or underlying funds may loan securities to qualified broker-dealers or other institutional investors provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund or underlying fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund or underlying fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund or underlying fund.

         The lending of securities is a common practice in the securities industry. The Funds will engage in security lending arrangements with the primary objective of increasing the Funds' income through investment of the cash collateral in short-term, interest-bearing obligations but will do so only to the extent that the Funds will not lose the tax treatment available to regulated investment companies. The Funds will be entitled to all dividends or interest on any loaned securities. Loans of securities involve a risk that the borrower may fail to return the securities or provide additional collateral.

         Repurchase Transactions. Repurchase agreements are instruments under which a buyer acquires ownership of a security from a seller who agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the buyer's holding period. Under the 1940 Act, a repurchase agreement is deemed to be a Fund's loan of money to the seller, collateralized by the underlying security. The interest rate is effective for the period of time in which the Funds are invested in the agreement and is not related to the coupon rate on the underlying security. Any repurchase agreements a Fund enters into will involve the Fund as the buyer and banks or broker-dealers as sellers (repurchase agreements with broker-dealers will be limited to obligations of the U.S. Government or its agencies or instrumentalities). The period of these repurchase agreements will be usually short--from overnight to one week--and at no time will the Funds invest in repurchase agreements for more than one year. However, securities subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation with securities having a market value, including accrued interest, equal to at least 102% of the dollar amount the Funds invest with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Funds to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Funds might also incur disposition costs in liquidating the collateral. The Funds will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. The Funds may not enter into a repurchase agreement of more than seven days duration if, as a result, the market value of the Funds' net assets, together with investments in other securities deemed to be not readily marketable, would be invested in excess of the Funds' policy on investments in illiquid securities.

         In the event of a bankruptcy or other default of a repurchase agreement's seller, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Each Fund will not invest more than 10% of its net assets at the time of purchase in repurchase agreements maturing in more than seven days and other illiquid securities.

         Illiquid Securities. Each Fund, except the OneSource Portfolios, reserves the right to invest up to 10% of its net assets in illiquid securities. Each of the OneSource Portfolios reserves the right to invest up to 15% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Funds have valued the instrument. Subject to this limitation, the Funds may invest in restricted securities when such investment is consistent with the Funds' investment objectives, and such securities may be considered to be liquid to the extent the Funds' Investment Manager determines that there is a liquid institutional or other market for such securities. In determining whether a restricted security is properly considered a liquid security, the Funds' Investment Manager, under the direction of the Board of Trustees, will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Funds invest in restricted securities that are deemed liquid, the general level of illiquidity in the Funds' portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities contracts.

         When-Issued and Delayed Delivery Securities. The Funds may hold securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, a Fund will not pay for securities until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as assets. During the period between the agreement date and the settlement date, the value of such securities may change as the prices of securities in the stock market increase or decrease, or as interest rates change. Default by the other party to the agreement may result in a loss to a Fund.

                      INVESTMENT IN UNDERLYING SCHWAB FUNDS

         The Asset Director Funds may invest in underlying SchwabFunds(R). The investment objectives and investment policies, limitations, techniques and associated risks of certain SchwabFunds are described in the Asset Director Funds'Prospectus or in this SAI. The investment policies, limitations, techniques and associated risks of each SchwabFund is fully described in its prospectus and SAI. These are available by contacting Schwab at 1-800-NO-LOAD, 24 hours a day, or by writing to a fund at 101 Montgomery Street, San Francisco, CA 94104 or electronically at Schwab's World Wide Website at http://www.schwab.com/funds. TDD users please contact Schwab at 1-800-345-2550.

         In addition to utilizing the investment securities, techniques and policies and exposing themselves to similar limitations and risks as described in this SAI, the other underlying SchwabFunds may also invest in restricted securities, collateralized mortgage obligations, municipal securities and index options.

         Each Fund reserves the right to invest all of the assets allocated to a particular class in one or more newly created SchwabFund, that would expose the Fund and its shareholders to the risks described below. Some of the SchwabFunds in which the Asset Director Funds may invest are noted below.

         Schwab Total Bond Market Index Fund seeks current income by tracking the performance of the Lehman Brothers Aggregate Bond Index, a broad-based index covering bonds with maturities over 1 year. Investments in this SchwabFund expose a Fund to bond market risks that are described in this SAI and in the prospectus.

         The Schwab S&P 500 Fund seeks to track the price and dividend performance (total return) of common stocks of U. S. companies, as represented by the S&P 500 Index(R), by investing in substantially all of the 500 common stocks composing the S&P 500 Index. Investments in this SchwabFund expose a Fund to stock risk. The Schwab S&P 500 Fund may also invest in short-term debt securities with attendant risks described above regarding investment in debt securities.

         The International Index Fund attempts to track the price and dividend performance (total return) of the Schwab International Index(R), an index created by Schwab to represent the performance of common stocks and other equity securities including preferred stocks, rights and warrants issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the U.S. To the extent a Fund invests in this SchwabFund, which normally invests 80% of its assets in stocks which comprise the Schwab International Index, the Fund will be exposed to international stock risk, which is described above. The International Index Fund may also engage in foreign currency hedging, which involves certain costs that may result in losses to that SchwabFund, and although tending to minimize risk of certain losses also tends to limit certain potential gains.

         The Small-Cap Index Fund attempts to track the price and dividend performance (total return) of the Schwab Small-Cap Index(R), an index created by Schwab to represent the performance of common stocks of the second 1,000 largest U.S. corporations (excluding investment companies). To the extent a Fund invests in the Small-Cap Index Fund, which normally invests 80% of its assets in stocks which comprise the Schwab Small-Cap Index, the Fund will be exposed to risks of small company stocks.

         Each of the Schwab Index Funds engages in index or passive investing, and also seeks to minimize capital gain distributions by offsetting capital gains and capital losses and lowering portfolio turnover. These investment policies are intended to minimize the adverse federal income tax consequences of portfolio trading, but may increase the differences between the Schwab Index Funds' performance and the relevant index's performance. Each Schwab Index Fund may also purchase other investment securities or engage in securities techniques (normally up to 20% of its total assets) that are similar to the Asset Director(R) Funds' and will entail similar risks.

                      UNDERLYING FUND INVESTMENT TECHNIQUES

         The underlying funds for the OneSource Portfolios may also engage in foreign currency transactions with respect to foreign securities investments; invest in restricted securities; sell securities short; borrow money for investment purposes (i.e., leverage their portfolio); write (sell) or purchase call or put options on securities or on stock indices; concentrate their assets in one industry; invest in master demand notes; invest in domestic equity securities; and enter into futures contracts and options on futures contracts. The underlying funds for the Asset Director Funds may also engage in foreign currency transactions with respect to foreign securities investments, borrow money and invest in futures and options. The risks associated with these investments are discussed below.

         To the extent that the underlying funds also invest or engage in swaps, preferred stock, convertible securities, real estate-related investments, precious metal related investments, U.S. Government securities, government "mortgage-backed" securities, asset-backed securities, certificates of deposit and bankers' acceptances, commercial paper, repurchase transactions, and when-issued and delayed delivery securities, the underlying funds would be subject to risks associated with such investments similar to those risks discussed above regarding such investments by the Funds.

         Short Sales. An underlying fund may sell securities short. In a short sale, the underlying fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The underlying fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is required to pay the lender any dividends or interest that accrue during the period of the loan. In order to borrow the security, the underlying fund may also have to pay a premium, which would increase the cost of the security sold. The broker will retain the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

         The underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the underlying fund must maintain daily the segregated account at such a level that (i) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of an underlying fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales. The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium dividends or interest the underlying fund may be required to pay in connection with a short sale.

         A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal or greater amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction defers a gain or loss for Federal income tax purposes. The procedures described above regarding deposits in a segregated account are not required to be followed for short sales "against the box."

         Leverage Through Borrowing. An underlying fund may borrow up to 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, the underlying fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if it is disadvantageous to do so from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. Money borrowed will also be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the interest and option premiums received from the securities purchased with borrowed underlying funds.

         Derivatives. An underlying fund may invest in the following instruments that are known commonly as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on or "received" from a traditional security, asset or market index.

         Hedging. An underlying fund may employ many of the investment techniques described herein not only for investment purposes which may be considered speculative, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movement in individual common stock prices, or purchase and sell stock index futures and related options to hedge against marketwide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they may also limit commensurably the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

         Master Demand Notes. Although the Funds will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by an underlying fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the underlying fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.

         Domestic Equity Securities. The underlying funds, particularly global underlying funds, also may be able to purchase equity securities of U.S. companies. Equity securities are ownership interests in the net worth of a corporation and include common stocks, convertible securities and warrants. Common stock prices can be volatile in the short term. Market conditions or other company, political and economic news can often cause large changes in a stock's price. Such investments entail market risk, i.e., the risk of being invested in stocks when the market goes down, resulting in stock prices declining over short or even long periods.

                             INVESTMENT RESTRICTIONS

        FUNDAMENTAL INVESTMENT RESTRICTIONS FOR INTERNATIONAL INDEX FUND,
         SMALL-CAP INDEX FUND, HIGH GROWTH FUND, BALANCED GROWTH FUND,
       CONSERVATIVE GROWTH FUND, SCHWAB S&P 500 FUND, ANALYTICS FUND(TM),
                       ONESOURCE PORTFOLIOS-INTERNATIONAL

         Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). With respect to the Analytics Fund and the Schwab OneSource Portfolios-International, investment restriction numbers 3, 4, 6 and 7 are non-fundamental and may be changed by the Trust's Board of Trustees. Each of the Funds listed above may not:

         1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

         2) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that the International Index Fund and Small-Cap Index Fund may purchase securities under such circumstances only to the extent that the International Index or Small-Cap

Index, respectively, is also so concentrated and that the S&P 500 Fund and Analytics Fund may purchase securities under such circumstances only to the extent that the S&P 500 is also so concentrated, and except that the Schwab OneSource Portfolios-International will invest 25% or more of its total assets in other investment companies).

         3) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days (except that the Schwab OneSource Portfolios-International may not invest more than 15% of its net assets in illiquid securities).

         4) Purchase or retain securities of an issuer if any of the officers, Trustees or Directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

         5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) for the Asset Director(R) Funds, S&P 500 Fund, and Analytics Fund(TM), purchase securities of companies that deal in precious metals or interests therein.

         6) Invest for the purpose of exercising control or management of another issuer.

         7) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

         8) Lend money to any person, except that each Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

         9) Borrow money or issue senior securities, except that each Fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each Fund will not purchase securities while borrowings represent more than 5% of its total assets.

         10) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each Fund may do so with respect to no more than one-third of the value of its total assets.

         11) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

         In order to permit the sale of shares of each Fund in certain jurisdictions, each Fund may make commitments more restrictive than the fundamental operating restrictions described above. Should it do so and later determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment(s) by terminating sales of its shares in the jurisdiction(s) involved.

           NON-FUNDAMENTAL RESTRICTIONS FOR INTERNATIONAL INDEX FUND,
         SMALL-CAP INDEX FUND, HIGH GROWTH FUND, BALANCED GROWTH FUND,
       CONSERVATIVE GROWTH FUND, SCHWAB S&P 500 FUND, ANALYTICS FUND AND
                       ONESOURCE PORTFOLIOS INTERNATIONAL

         The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. Each of the Funds, with the exception of Growth Allocation, Balanced Allocation and the Small Company Fund, may not:

         1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

         2) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

         3) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's net assets.

         4) Make short sales, except for short sales against the box.

         5) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

         6) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         Investments in Other Mutual Funds. The Schwab OneSource Portfolios-International intends to purchase shares of underlying funds in compliance with the requirements of Section 12(d)(1)(F) of the 1940 Act. Under that provision, the Fund is prohibited from purchasing the securities of an underlying fund if, as a result, the Fund together with its affiliates would own more than 3% of the total outstanding securities of that underlying fund. In addition, the Fund is required to seek voting instructions from its shareholders regarding underlying fund proxies, and to vote such proxies in accordance with the instructions received or to vote such proxies in the same proportion as the vote of all other holders of the underlying fund securities.

         The definition of "securities" in the first non-fundamental restriction does not include cash and cash items (including receivables), government securities and the securities of other investment companies.

           FUNDAMENTAL INVESTMENT RESTRICTIONS FOR GROWTH ALLOCATION,
                 BALANCED ALLOCATION AND THE SMALL COMPANY FUND

         The restrictions numbered 1, 2 and 3 immediately below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). For more detailed information, see "1940 Act Restrictions" and "Other Investment Policies" discussed below. The Growth Allocation, Balanced Allocation and the Small Company Fund:

         1) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act.

         2) May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

         3) May (i) purchase or sell commodities, commodities contracts, or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities, or (v) pledge, mortgage or hypothecate any of its assets, only if permitted by the 1940 Act or the rules or regulations thereunder.

         The Growth Allocation's, Balanced Allocation's and the Small Company Fund's fundamental investment policies have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required under the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Growth Allocation, Balanced Allocation and the Small Company Fund have also adopted non-fundamental investment policies, set forth below, which are more restrictive than their fundamental investment policies. The Growth Allocation's, Balanced Allocation's and the Small Company Fund's non-fundamental investment policies may be changed by a vote of the Board of Trustees. Any changes in either the Growth Allocation's, Balanced Allocation's or the Small Company Fund's non-fundamental investment policies will be communicated to the Fund's shareholders prior to the effectiveness of the changes.

         1940 ACT RESTRICTIONS. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act as investing 25% or more of total assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

      OTHER INVESTMENT POLICIES FOR GROWTH ALLOCATION, BALANCED ALLOCATION
                           AND THE SMALL COMPANY FUND

         The following investment policies and restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. The Growth Allocation, Balanced Allocation and the Small Company Fund may not:

         1) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of 7 days.

         2) Purchase or retain securities of an issuer if any of the officers, Trustees or Directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

         3) Invest for the purpose of exercising control or management of another issuer.

         4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

         5) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

         6) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

         7) Purchase puts, calls, straddles, spreads or any combination thereof, if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's net assets.

         8) Make short sales, except for short sales against the box.

         9) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

         10) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         The definition of "securities" in the fifth non-fundamental restriction does not include cash and cash items (including receivables), government securities and the securities of other investment companies.

                             MANAGEMENT OF THE TRUST

         OFFICERS AND TRUSTEES. The officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:

                                   POSITION WITH
NAME/DATE OF BIRTH                 THE TRUST                   PRINCIPAL OCCUPATION
------------------                 ---------                   --------------------

CHARLES R. SCHWAB*                 Chairman and Trustee        Chairman, Chief Executive Officer and
July 29, 1937                                                  Director, The Charles Schwab Corporation;
                                                               Chairman and Director, Charles Schwab &
                                                               Co., Inc. and Charles Schwab Investment
                                                               Management, Inc.; Chairman and Director,
                                                               The Charles Schwab Trust Company; Chairman
                                                               and Director (current board positions), and
                                                               Chairman (officer position) until December
                                                               1995, Mayer & Schweitzer, Inc. (a
                                                               securities brokerage subsidiary of The
                                                               Charles Schwab Corporation); Director, The
                                                               Gap, Inc. (a clothing retailer),
                                                               Transamerica Corporation (a financial
                                                               services organization), AirTouch
                                                               Communications (a telecommunications
                                                               company) and Siebel Systems (a software
                                                               company).



---------------------------
*Mr. Schwab is an "interested person" of the Trust.

                                   POSITION WITH
NAME/DATE OF BIRTH                 THE TRUST                   PRINCIPAL OCCUPATION
------------------                 ---------                   --------------------


TIMOTHY F. McCARTHY**              President and Trustee       Executive Vice President and President -
September 19, 1951                                             Financial Products and International Group,
                                                               Charles Schwab & Co., Inc.; Executive Vice
                                                               President-President, Financial Products and
                                                               International Group, The Charles Schwab
                                                               Corporation; Chief Executive Officer,
                                                               Charles Schwab Investment Management, Inc.;
                                                               Vice Chairman and Chief Operating Officer,
                                                               Charles Schwab Limited; Director, Mayer &
                                                               Schweitzer. From 1994 to 1995, Mr. McCarthy
                                                               was Chief Executive Officer, Jardine
                                                               Fleming Unit Trusts Ltd.; Executive
                                                               Director, Jardine Fleming Holdings Ltd.;
                                                               Chairman, Jardine Fleming Taiwan Securities
                                                               Ltd.; and Director of JF India and Fleming
                                                               Flagship, Europe. Prior to 1994, he was
                                                               President of Fidelity Investments Advisor
                                                               Group, a division of Fidelity Investments
                                                               in Boston.


DONALD F. DORWARD                  Trustee                     Executive Vice President and Managing
September 23, 1931                                             Director, Grey Advertising. From 1990 to
                                                               1996, Mr. Dorward was President and Chief
                                                               Executive Officer, Dorward & Associates.
                                                               Dorward and Associates is an advertising
                                                               and marketing/consulting firm.

ROBERT G. HOLMES                   Trustee                     Chairman, Chief Executive Officer and
May 15, 1931                                                   Director, Semloh Financial, Inc. Semloh
                                                               Financial is an international financial
                                                               services and investment advisory firm.



---------------------------
**Mr. McCarthy is an "interested person" of the Trust.

                                   POSITION WITH
NAME/DATE OF BIRTH                 THE TRUST                   PRINCIPAL OCCUPATION
------------------                 ---------                   --------------------

DONALD R. STEPHENS                 Trustee                     Managing Partner, D.R. Stephens & Co.
June 28, 1938                                                  (investment banking). From 1985 to 1995,
                                                               Mr. Stephens was Chairman and Chief
                                                               Executive Officer of North American Trust
                                                               (a real estate investment trust). Prior to
                                                               1992, Mr. Stephens was Chairman and Chief
                                                               Executive Officer of the Bank of San
                                                               Francisco.

MICHAEL W. WILSEY                  Trustee                     Chairman, Chief Executive Officer and
August 18, 1943                                                Director, Wilsey Bennett, Inc. (truck and
                                                               air transportation, real estate investment
                                                               and management, and investments).

TAI-CHIN TUNG                      Treasurer and Principal     Vice President - Finance, Charles Schwab &
March 7, 1951                      Financial Officer           Co., Inc.; Controller, Charles Schwab
                                                               Investment Management, Inc. From 1994 to
                                                               1996, Ms. Tung was Controller for Robertson
                                                               Stephens Investment Management, Inc. From
                                                               1993 to 1994, she was Vice President of
                                                               Fund Accounting, Capital Research and
                                                               Management Co. Prior to 1993, Ms. Tung was
                                                               Senior Vice President of the Sierra Funds
                                                               and Chief Operating Officer of Great
                                                               Western Financial Securities.

WILLIAM J. KLIPP*                  Executive Vice President,   Executive Vice President-SchwabFunds(R),
December 9, 1955                   Chief Operating Officer     Charles Schwab & Co., Inc.; President and
                                   and Trustee                 Chief Operating Officer, Charles Schwab
                                                               Investment Management, Inc. Prior to 1993,
                                                               Mr. Klipp was Treasurer of Charles Schwab &
                                                               Co., Inc. and Mayer & Schweitzer, Inc.



---------------------------
*Mr. Klipp is an "interested person" of the Trust.

                                   POSITION WITH
NAME/DATE OF BIRTH                 THE TRUST                   PRINCIPAL OCCUPATION
------------------                 ---------                   --------------------

STEPHEN B. WARD                    Senior Vice President       Senior Vice President and Chief Investment
April 5, 1955                      and Chief Investment        Officer, Charles Schwab Investment
                                   Officer                     Management, Inc.

FRANCES COLE                       Secretary                   Vice President, Chief Counsel, Chief
September 9, 1955                                              Compliance Officer and Assistant Corporate
                                                               Secretary, Charles Schwab Investment
                                                               Management, Inc.

DAVID H. LUI                       Assistant Secretary         Vice President and Senior Counsel - Charles
October 14, 1960                                               Schwab Investment Management, Inc. From
                                                               1991 to 1992, he was Assistant Secretary
                                                               and Assistant Corporate Counsel for the
                                                               Franklin Group of Mutual Funds.

CHRISTINA M. PERRINO               Assistant Secretary         Vice President and Senior Counsel - Charles
June 16, 1961                                                  Schwab Investment Management, Inc. Prior to
                                                               1994, she was Counsel and Assistant
                                                               Secretary for North American Security Life
                                                               Insurance Company and Secretary for North
                                                               American Funds.

KAREN L. SEAMAN                    Assistant Secretary         Corporate Counsel - Charles Schwab
February 27, 1968                                              Investment Management, Inc. From October,
                                                               1994 to July 1996, Ms. Seaman was Attorney
                                                               for Franklin Resources, Inc. Prior to 1994,
                                                               Ms. Seaman was an attorney for The Benham
                                                               Group.

         Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust, Schwab Investments, The Charles Schwab Family of Funds and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                              COMPENSATION TABLE 1

                                                   Pension or Retirement        Estimated Annual
                             Aggregate             Benefits Accrued as          Benefits upon         Total Compensation
                             Compensation from     Part of Fund Expenses        Retirement from the   from the Fund
Name of Person, Position     the Trust             from the Fund Complex 2      Fund Complex 2        Complex 2
------------------------     ---------             ----------------------       -------------         --------

Charles R. Schwab,           0                     N/A                          N/A                   0
Chairman and Trustee
Timothy F. McCarthy,         0                     N/A                          N/A                   0
President and Trustee
William J. Klipp,            0                     N/A                          N/A                   0
Executive Vice
President, Chief Operating
Officer and Trustee
Donald F. Dorward,           16,150                N/A                          N/A                   81,100
Trustee
Robert G. Holmes,            16,150                N/A                          N/A                   81,100
Trustee
Donald R. Stephens,          16,150                N/A                          N/A                   81,100
Trustee
Michael W. Wilsey,           16,150                N/A                          N/A                   81,100
Trustee

1        Figures are for the Trust's fiscal year ended October 31, 1996.
2 "Fund Complex" comprises all 30 funds of the Trust, The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios.

                           DEFERRED COMPENSATION PLAN

         Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this SAI, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account") as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, The Charles Schwab Family of Funds and Schwab Investments.

         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions in this SAI for more information."

                               INVESTMENT MANAGER

         The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds Family(R), a family of 27 mutual funds with over $50 billion in assets as of July 15, 1997. The Investment Manager is an affiliate of: Schwab; the Trust's distributor; the shareholder services; and the transfer agent. The Advisory Agreement will continue in effect until May 30, 1998 with respect to each of the Funds and thereafter will continue for one year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

         International Index Fund. For its advisory and administrative services to the International Index Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.70% of the Fund's average daily net assets not in excess of $300 million and 0.60% of such assets over $300 million.

         The Investment Manager and Schwab have guaranteed that, through at least February 29, 2000, the total fund operating expenses allocable to the Investor Shares and Select Shares for the International

Index Fund will not exceed 0.58% and 0.47%, respectively, of the average daily net assets of each class of shares.

         For the fiscal years ended October 31, 1996, 1995 and 1994, the International Index Fund paid investment advisory fees of $886,000, $665,000 and $474,000, respectively (fees were reduced by $675,000, $415,000 and $388,000, respectively).

         Small-Cap Index Fund. For its advisory and administrative services to the Small-Cap Index Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.50% of the Fund's average daily net assets not in excess of $300 million and 0.45% of such assets over $300 million.

         The Investment Manager and Schwab have guaranteed that, through at least February 29, 2000, the total fund operating expenses allocable to the Investor Shares and Select Shares for the Small-Cap Index Fund will not exceed 0.49% and 0.38%, respectively, the average daily net assets of each class of shares.

         For the fiscal years ended October 31, 1996 and 1995, and for the fiscal period from December 3, 1993 (commencement of operations) to October 31, 1994, the Small-Cap Index Fund paid investment advisory fees of $520,000, $332,000 and $152,000, respectively (fees were reduced by $347,000, $115,000 and $107,000, respectively).

         Asset Director(R) Funds. For its advisory and administrative services to the Asset Director Funds, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of each Fund's average daily net assets not in excess of $1 billion, 0.69% of the next $1 billion and 0.64% of such net assets over $2 billion.

         The Investment Manager and Schwab have guaranteed that, through at least February 28, 1998, the total fund operating expenses for each Asset Director Fund will not exceed 0.89% of the Fund's average daily net assets.

         For the fiscal period of November 20, 1995 (commencement of operations) to October 31, 1996, the High Growth Fund, the Balanced Growth Fund, and the Conservative Growth Fund paid investment advisory fees of $337,000 $219,000, and $26,000, respectively (fees were reduced by $296,000, $242,000 and $118,000 respectively).

         S&P 500 Fund. For its advisory and administrative services to the S&P 500 Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.36% of the Fund's average daily net assets not in excess of $1 billion, 0.33% of the next $1 billion and 0.31% of such net assets over $2 billion.

         The Investment Manager and Schwab have guaranteed that, through at least February 29, 2000, the total operating expenses allocable to the Investor Shares, the e.Shares(TM) and the Select Shares(TM) will not exceed 0.35%, 0.28% and 0.19% respectively, of the average daily net assets of each class of shares.

         For the fiscal period of May 1, 1996 (commencement of operations) to October 31, 1996, the S&P 500 Fund paid investment advisory fees of $128,000 (fees were reduced by $223,000).

         Analytics Fund(TM). For its advisory and administrative services to the Analytics Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of the Fund's average daily net assets not in excess of $1 billion, 0.69% of the next $1 billion and 0.64% of such net assets over $2 billion.

         The Investment Manager and Schwab have guaranteed that, through at least February 28, 1998, the total fund operating expenses for the Analytics Fund will not exceed 0.75% of its average daily net assets.

         For the fiscal period of July 1, 1996 (commencement of operations) to October 31, 1996, the Analytics Fund paid investment advisory fees of $66,000 (fees were reduced by $151,000).

         Schwab OneSource Portfolios-International. For its advisory and administrative services to the Schwab OneSource Portfolios-International, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of the Fund's average daily net assets not in excess of $1 billion, 0.69% of the next $1 billion and 0.64% of net assets over $2 billion.

         The Investment Manager and Schwab have guaranteed that, through at least February 28, 1999, the total fund operating expenses for the Schwab OneSource Portfolios-International will not exceed 0.50% of its average daily net assets.

         For the fiscal period of October 16, 1996 (commencement of operations) to October 31, 1996, the Schwab OneSource Portfolios-International paid investment advisory fees of $0 (fees were reduced by $17,000).

         Growth Allocation and Balanced Allocation. For its advisory and administrative services to the Growth Allocation and Balanced Allocation, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of the first $1 billion of each Fund's average daily net assets, 0.69% of the next $1 billion, and 0.64% of net assets over $2 billion.

         The Investment Manager and Schwab have guaranteed that, through at least February 28, 1999, the fund selection and investment management fees for Growth Allocation and Balanced Allocation will not exceed 0.50% of its average daily net assets.

         Small Company Fund. For its advisory and administrative services to the Small Company Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of the first $1 billion of the Fund's average daily net assets, 0.69% of the next $1 billion, and 0.64% of net assets over $2 billion.

         The Investment Manager and Schwab have guaranteed that, through at least February 28, 1999, the fund selection and investment management fees for the Small Company Fund will not exceed 0.50% of its average daily net assets.

         Schwab currently receives remuneration from fund companies participating in its Mutual Fund OneSource(R) service equal to 0.25% to 0.35% per annum of assets invested in the OneSource Portfolios. The Investment Manager and Schwab provide investment management and other services to all of Schwab's proprietary funds and receive compensation from them. In light of this remuneration and compensation, Schwab guarantees, through at least December 31, 2001, to waive its Transfer Agent and Shareholder Service fees for OneSource Portfolios International, Growth Allocation, Balanced Allocation and the Small Company Fund. These fees normally total 0.25% for each Fund. After December 31, 2001, the guarantee may be terminated, modified or continued.

         Additional Information. From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages with similar investment objectives as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").

                                   SUB-ADVISER

         With respect to the Analytics Fund(TM), the Investment Manager has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Symphony Asset Management, Inc. (the "Sub-Adviser" or "Symphony") pursuant to which Symphony Asset Management, Inc. will act as the Fund's sub-adviser. The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and currently manages directly and indirectly approximately $700 million in institutional and private account assets.

         The Sub-Adviser makes investment decisions for the Analytics Fund's non-cash investments and uses quantitative techniques and proprietary real-time databases and software models to continually identify and rank stocks that exhibit a favorable combination of attributes that have historically been associated with aggregate total returns greater than that of the S&P 500. Once rankings are determined, statistical methodologies will be used to construct a portfolio of the most attractive stocks in terms of potential long-term capital growth.

         For the Sub-Adviser's services relating to the Analytics Fund(TM), the Investment Manager pays the Sub-Adviser an annual investment sub-advisory fee, payable monthly, of 0.20% of the Fund's average daily net assets not in excess of $300 million, 0.15% of the next $500 million and 0.10% of such assets over $800 million.

         As of February 28, 1997, Symphony no longer served as sub-adviser to the Asset Director(R) Funds. Instead, the Investment Manager became responsible for providing all investment advisory services to the Asset Director Funds.

         As of May 1, 1995 and June 30, 1995, Dimensional Fund Advisors Inc. ("Dimensional") no longer served as the sub-adviser to the Small-Cap Index Fund and International Index Fund, respectively. As of the same dates, the Investment Manager became responsible for providing all investment advisory services to the Funds.

         Expenses. Under the Sub-Advisory Agreement between Dimensional and the Investment Manager, the Investment Manager paid Dimensional the following amounts for the fiscal periods indicated below.

         International Index Fund: for the fiscal years ended October 31, 1996, 1995 and 1994, Dimensional was paid $0, $143,000 and $185,000 respectively.

         Small-Cap Index Fund: for the fiscal year ended October 31, 1996, 1995 and for the fiscal period from December 3, 1993 (commencement of operations) to October 31, 1994, Dimensional was paid $0, $36,000 and $51,000, respectively.

         Asset Director Funds for the fiscal period from November 20, 1995 (commencement of operations) to October 31, 1996 paid Symphony $120,156.

                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                                   CONSULTANT

         The Investment Adviser has hired and pays Symphony as a consultant for the Asset Director(R) Funds. Symphony provides the Tactical Asset Allocation Model described below under "Indexing and Asset Allocation -- the Schwab Index Funds and the Schwab Asset Allocation Funds."

                          CUSTODIAN AND FUND ACCOUNTANT

         Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York 11201, and Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, serve as Custodian and Fund Accountant for the International Index Fund, Small-Cap Index Fund, Asset Director Funds, Schwab OneSource Portfolios-International, Growth Allocation, Balanced Allocation and the Small Company Fund.

         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the S&P 500 Fund and Analytics Fund(TM). PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Fund Accountant for the S&P 500 Fund and Analytics Fund.

                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

         The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California 94104.

                                  LEGAL COUNSEL

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, is counsel to the Trust.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

         In effecting securities transactions for the Funds, the Investment Manager and the Sub-Adviser seek to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager and the Sub-Adviser will generally select brokers and dealers for the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility. In assessing these criteria, the Investment Manager and the Sub-Adviser will, among other things, monitor the performance of brokers effecting transactions for the Funds to determine the effect, if any, the Funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the Funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The Funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

         In an attempt to obtain best execution for the Funds, the Investment Manager and the Sub-Adviser may also place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the Funds to trade directly with other institutional holders on a net basis. At times, this may allow the Funds to trade larger blocks than would be possible trading through a single market maker.

         When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager and the Sub-Adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager and the Sub-Adviser when providing advisory services to other investment advisory clients, including mutual funds.

         In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the Funds on securities exchanges, the Investment Manager and the Sub-Adviser will consider (if relevant) whether the compensation to be paid Schwab or any other affiliated broker-dealer will be (i) fair and reasonable, (ii) at least as favorable to the Funds as commissions that would be charged by other qualified brokers having comparable execution capabilities and (iii) at least as favorable as commissions contemporaneously charged by Schwab or any other affiliated broker-dealer on comparable transactions for its most favored unaffiliated customers. The Funds do not consider it practicable or in the best interests of their shareholders to solicit competitive bids for commission rates on each transaction. However, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of Schwab or any other affiliated broker-dealer within the meaning of the 1940 Act, (i) has prescribed procedures designed to provide that the Funds do not pay commissions that do not meet the standards described above, (ii) reviews those procedures annually to determine whether they remain adequate and
(iii) considers quarterly whether or not the commissions charged by Schwab or any other affiliated broker-dealer have met the standards.

         Brokerage services Schwab provides to the Funds are also subject to Rule 11a2-2(T) under the Securities Exchange Act of 1934, as amended. Rule 11a2-2(T) permits the Funds to use Schwab as a broker provided certain conditions are met. Among these requirements are that members of the exchange not associated with Schwab perform the floor brokerage element of portfolio transactions (that is, execution on the exchange floor or through use of exchange facilities) that the orders to such members be transmitted from off the exchange floor and that neither Schwab nor an associated person of Schwab participates in the execution of the transaction after the order has been so transmitted. In connection with transactions in which Schwab acts as broker for the Funds, Schwab, while not permitted to perform floor brokerage (which is undertaken by members Schwab selects who are not associated with that firm), still continues to bear principal responsibility for determining important elements of overall execution such as timing and order size, and also clears and settles such transactions. Schwab pays the fees charged by those persons performing the described floor brokerage elements. Schwab will not trade directly with the Funds in any transactions in which Schwab or an affiliate acts as principal.

         Brokerage Commissions. For the fiscal years ended October 31, 1996, 1995 and 1994, the International Index Fund paid brokerage commissions of $101,230, $54,718 and $86,127, respectively. For the fiscal years ended October 31, 1996 and 1995, and for the fiscal period from December 3, 1993 (commencement of operations) to October 31, 1994, the Small-Cap Index Fund paid brokerage commissions of $181,679, $142,785 and $165,997, respectively. For the fiscal period November 20, 1995 (commencement of operations) to October 31, 1996, the High Growth Fund, the Balanced Growth Fund and the Conservative Growth Fund paid brokerage commissions of $92,248, $48,733, $10,741 respectively. For the fiscal period May 1, 1996 (commencement of operations) to October 31, 1996, the S&P 500 Fund paid brokerage commissions of $119,350. For the fiscal period July 1, 1996 (commencement of operations) to October 31, 1996, the Analytics Fund(TM) paid brokerage commissions of $90,932. For the fiscal period October 16, 1996 (commencement of operations) to October 31, 1996, the OneSource Portfolios International paid brokerage commissions of $0.

                               PORTFOLIO TURNOVER

         For reporting purposes, each Fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the Fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

         A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The Funds expect that their portfolio turnover rate will not exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds. In the case of the Asset Director(R) Funds, the portfolio turnover rate applies to the Funds' stock and bond categories.

         The International Index Fund's portfolio turnover rate for the fiscal years ended October 31, 1996 and 1995 was 6% and 0%, respectively. The Small-Cap Index Fund's portfolio turnover rate for the fiscal years ended October 31, 1996 and 1995 was 23% and 24% respectively.

         The High Growth Fund, Balanced Growth Fund (equity portion) and Conservative Growth Fund's (equity portion) portfolio turnover rates for the period from November 20, 1995 (commencement of operations) to October 31, 1996 were 46%, 44%, and 64%, respectively. The portfolio turnover rate for the bond portion of both the Balanced Growth Fund and the Conservative Growth Fund for this same period was 0%.

         The S&P 500 Fund's portfolio turnover rate for the period May 1, 1996 (commencement of operations) to October 31, 1996 was 1.0%.

         The Analytics Fund's(TM) portfolio turnover rate for the period from July 1, 1996 (commencement of operations) to October 31, 1996 was 33%.

         The Schwab OneSource Portfolios-International portfolio turnover rate for the period from October 16, 1996 (commencement of operations) to October 31, 1996 was 0.0% and 53% for the period from November 1 to February 28, 1997. Balanced Allocation and Growth Allocation's portfolio turnover rate for the period November 18, 1996 (commencement of operations) to February 28, 1997 was 61% and 67%, respectively.

         The Small Company Fund anticipates that its annual portfolio turnover rate will not exceed 100%, however, there is no limit on the Fund's portfolio turnover rate.

         From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.

                                      TAXES

         It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses.

         These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least
(a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over
(ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their capital gain net income for the one year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If the distributions during a calendar year were less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

                             INCOME TAX INFORMATION

         Any dividends declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared.

         Dividends the Funds pay from net investment income and distributions from the Funds' net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, will generally be taxable to shareholders as ordinary income. Distributions received from the Funds designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder owned shares in the Funds. However, if a shareholder receives a long-term capital gain distribution with respect to Funds' shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the Funds, dividend distributions the Funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by the Funds.

         A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

         Income which the International Index Fund, Asset Director(R) Funds, and OneSource Portfolios receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a Fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to pass through to its shareholders the ability to take either the foreign tax credit or the deduction for foreign titles. It is expected that the International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and it will make this election. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code section 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Asset Director Funds, and OneSource Portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election and "pass through" to their shareholders. Also, to the extent the Asset Director(R) Funds, and OneSource Portfolios invest in an underlying fund that elects to "pass through" foreign taxes, these Funds will not be able to "pass through" the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes these Funds pay will, therefore, be netted against their share of the Fund's gross income.

         The International Index Fund, Asset Director Funds, and OneSource Portfolios may invest in a non-U.S. corporation which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the International Index Fund, Asset Director Funds, and OneSource Portfolios do invest in PFICs, they may elect to treat the PFIC as a "qualified fund" or mark-to-marked its investments in PFICs annually. In either case, the Funds may be required to distribute amounts in excess of realized income and gains. To the extent that the International Index Fund, Asset Director Funds, and OneSource Portfolios do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the International Index Fund's, Asset Director Funds', and OneSource Portfolios' shareholders. Therefore, the payment of this tax would reduce the International Index Fund's, Asset Director Funds', and OneSource Portfolios' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

         An underlying fund may invest in non-U.S. corporations which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the Asset Director Funds' and OneSource Portfolios' economic return.

         A Fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds and their shareholders.

         The discussion of federal income taxation presented above only summarizes some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a Fund.

                             SHARE PRICE CALCULATION

         Each Fund's net asset value per share is determined each Business Day at the close of trading on the New York Stock Exchange, generally as of 4:00 p.m. Eastern time. The net asset value of the International Index Fund is expressed in U.S. dollars by translating the Fund's assets using the mean price for the U.S. dollar as quoted by generally recognized, reliable sources. Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Funds value their portfolio securities daily based on their fair value. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the Board of Trustees' guidelines.

         Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to the Trust's Board of Trustees' guidelines.

         Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. In accordance with the 1940 Act, the underlying funds are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds value their portfolio securities based on the amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available. The Investment Manager assigns fair values to the Funds' other investments in good faith under Board of Trustees guidelines. The Board of Trustees regularly reviews these values.

                        HOW THE FUNDS REFLECT PERFORMANCE

                            STANDARDIZED TOTAL RETURN

         Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

Name of Fund and Date Fund       Total Return for the One Year         Average Annual Total Return from
Commenced Operations*            Period ended October 31, 1996         Commencement of Operations to October 31, 1996
---------------------            -----------------------------         ----------------------------------------------

International Index Fund                        11.07%                 7.54%
(9/09/93)
Small-Cap Index Fund                            16.73%                 11.56%
(12/03/93)

* See "Nonstandardized Total Return" below for the aggregate (cumulative) total return of Funds that have not operated for a full fiscal year as of October 31, 1996. Data is for Investor Shares only.

                          NONSTANDARDIZED TOTAL RETURN

         Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

         In addition, an after-tax total return for each Fund may be calculated by taking that Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of each Fund's total return attributable to capital gain distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

         Each Fund also may report the percentage of that Fund's standardized or non-standardized total return which would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of Fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

         A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

Name of Fund and Date Fund                                     Cumulative Total Return From Commencement
Commenced Operations*                                          of Operations
---------------------                                          -------------

International Index Fund 1 (9/09/93)                           25.71%
Small-Cap Index Fund 1 (12/03/93)                              37.57%
High Growth Fund 1  (11/20/95)                                 13.24%
Balanced Growth Fund 1 (11/20/95)                              10.82%
Conservative Growth Fund 1  (11/20/95)                         8.18%
S&P 500 Fund Investor Shares 1 (5/01/96)                       8.80%
S&P 500 e.Shares 1  (5/01/96)                                  8.90%
Analytics Fund(TM)1 (7/1/96)                                   10.10%
OneSource Portfolios-International 2  (10/16/96)               5.99%
Growth Allocation 2  (11/18/96)                                3.10%
Balanced Allocation 2  (11/18/96)                              2.71%

* Data is for Investor Shares only.

1 Cumulative (aggregate) total return from commencement of operations to October 31, 1996

2 Cumulative (aggregate) total return from commencement of operations to February 28, 1997

                                      YIELD

         A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific 30 day period. This net investment income is then annualized, which means that the net investment income generated during the 30-day period is assumed to be generated in each 30-day period over an annual period, and is shown as a percentage of the investment.

                                 EFFECTIVE YIELD

         A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded monthly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

       COMPARING THE PERFORMANCE OF THE FUNDS WITH OTHER FUNDS AND INDICES

         The performance of the Funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. For example, the International Index Fund and the Small Cap Index Fund may be compared to the Schwab 1000 Index(R), the Schwab International Index(R), the Schwab Small-Cap Index(R), and the Standard & Poor's 500 Index(R), and the Small Cap Index Fund(R) may also be compared to Standard & Poor's Small-Cap 600 Index.

         The Asset Director(R) Funds, OneSource Portfolios-Growth Allocation, Balanced Allocation and Small Company Fund also may compare their historical performance figures to the performance of indices similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the Funds' portfolio strategies, such as those indices named in the Funds' Prospectus under "Market Performance."

         The Schwab OneSource Portfolios-International may compare its historical performance to the performance of indices such as Morgan Stanley Capital International's EAFE index, its World ex-U.S. index and other indices or combination of indices.

         From time to time, the Funds may include discussions in advertisements of the income tax savings shareholders may experience as a result of their policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of the Funds. In addition, such advertisements may include comparisons of the Funds' performance against that of investment products that do not employ the Funds' policy of seeking to limit capital gains.

                     THE BENEFITS OF INTERNATIONAL INVESTING

                    INCREASED DIVERSIFICATION CAN LOWER RISK

         To some extent, all U.S.-based investments -- stocks, bonds, mutual funds and CDs -- are affected by the same economic forces. Tax cuts, interest rate changes and the performance of the U.S. stock market can all influence U.S. investments. Adding international (or overseas) investments to a U.S.-based portfolio historically has reduced the portfolio's overall volatility. Although U.S. and international markets may be interrelated, they do not move in tandem -- so losses in one market can be offset by gains in another.

                     POTENTIALLY HIGHER OVERALL PERFORMANCE

         During the 20 years ending December 31, 1996, international equity markets outperformed the U.S. equity market and most other U.S. securities investments -- corporate bonds, CDs and U.S. Treasuries. The returns international markets produced also have kept investors well ahead of inflation. This historical performance means that investors diversified overseas earned a higher level of return.

                          BROADER GROWTH OPPORTUNITIES

         Investors who limit their portfolios to U.S. securities are missing these investment opportunities. According to Morgan Stanley, as of December 31, 1979, the United States made up more than half of the world's stock market, a value of over $11 trillion. As of December 31, 1996, it represented forty-five percent.

      INDEXING AND ASSET ALLOCATION - THE SCHWAB INDEX FUNDS AND THE SCHWAB
                             ASSET ALLOCATION FUNDS

         Because the unmanaged performance of a broad-based equity index often has proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. Institutional investors often devote a substantial percentage of their assets to indexed strategies.

         An index typically tracks the performance of a group of securities selected to represent a particular market, and most often is used to gauge that market's performance. The Dow Jones Industrial Average ("DJIA") and S&P 500(R) are two indices designed to measure the performance of U.S. stocks. When investment managers invest indexed separate accounts or index fund assets, they attempt to replicate the performance of the applicable target index by holding all or a representative sample of the securities included in the index.

         An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative and management expenses. The Funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the Funds' performance to be higher or lower than that of an index.

         The Funds are intended to make indexed investing easily available to Schwab customers with the highest level of convenience and economy, thereby facilitating their ability to participate in the long-term performance of the U.S. stock market.

         The difference between a fund's total return and the total return of its benchmark index is referred to as a fund's tracking error. The Schwab Index Funds may report or advertise tracking error.

                               INTERNATIONAL INDEX

         The International Index is a broad-based stock market index which contains the common stocks of the 350 largest operating companies (i.e., non-investment companies) incorporated outside the United States. To reduce undue risk, the Index represents equities only from countries that are considered to have developed markets and economies. By tracking the largest companies in developed markets, the Index represents the performance of the "blue chips" of international markets. The Index also is designed to provide a broad representation of the international market, by limiting each country to no more than 35% of the total market capitalization of the Index. As the stocks contained in the Index represent about 35% of the total market capitalization of international companies, the Index provides a reliable measure of market performance. The International Index was first made available to the public on July 29, 1993.

                                 SMALL-CAP INDEX

         To be included in the Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock

Exchange, American Stock Exchange or the NASDAQ/NMS and (3) its market value must place it among the second 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). Shareholders generally avoid exposure to the smallest companies, whose shares are often thinly traded and very volatile, because these stocks are not included in the Index.

         A particular stock's weighting in the Small-Cap Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of the Small-Cap Index. The returns produced by the U.S. stock market during the 25 years ending December 31, 1995 have been exceeded by very few types of securities investments. Because the unmanaged performance of the U.S. stock market often has proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. From less than $9 billion in 1980, indexed institutional holdings have grown to over $280 billion, a figure equal to approximately one-quarter of all institutional assets. (Source: Callan Associates Survey, reported in Fall 1990 edition of The Journal of Portfolio Management.)

         Historically, returns in a long-term investment in a group of common stocks representative of the stock market as a whole, as well as a group of common stocks representative of small-cap stocks, significantly have exceeded the returns of U.S. Treasury Bills, CDs, corporate bonds and inflation.

                              THE S&P 500 INDEX(R)

         The S&P 500 is representative of the performance of the U.S. stock market. The Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the Index are among the largest, there also are some relatively small companies in the Index. Those companies, however, generally are established companies within their industry group. S&P identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the Index:
Industrials, Utilities, Financial and Transportation.

                ASSET ALLOCATION STRATEGIES USING SCHWABFUNDS(R)

         Shareholders of SchwabFunds may wish to invest in the SchwabFunds as components of their personal asset allocation plan. They also may choose to invest in the Schwab Asset Director(R) Funds, Growth Allocation or Balanced Allocation, which offer the benefits of asset allocation in a single fund. An asset allocation program is available through Schwab. This program may help shareholders select investments, including investments in SchwabFunds, which match their individual investment needs. The shareholders' personal investment plan is based on a number of factors, including personal financial situation, time horizon, investment objectives and goals and risk tolerance.

                             ASSET DIRECTOR(R) FUNDS

         As stated in the Funds' prospectus, under neutral market conditions, each Asset Director Fund seeks to meet its investment objective by investing, either directly or through investments in affiliated underlying mutual funds, in a different mix of stocks, bonds and cash-equivalents. The Asset Director Funds invest a portion of their assets in all or a representative sample of the common stocks in the following stock sub-categories: large company; small company; and international. As stated in the Funds' prospectus, under normal market conditions the Investment Manager currently intends to utilize an indexing approach to investing within each asset sub-category, which provides shareholders with the potential benefits to be realized from both an asset allocation strategy and an indexing approach with one investment.

         For the Asset Director Funds, the Investment Manager also consults a Tactical Asset Allocation Model, which measures the relative value of each asset category and makes recommendations for allocations within the defined ranges. Tactical Asset Allocation is a value-oriented strategy that seeks the highest reward for a given level of risk. Expected returns are measured for each asset category; for stocks, the internal rate of return is measured on forecasted dividend stream; for bonds, the yield to maturity is evaluated on representative long corporate bonds; and for cash equivalents yield to maturity is evaluated on representative money market instruments. Risks and correlations of the asset categories are measured from long-term return histories. The Funds may also make other investments that do not fall within the asset categories.

               ACCESS TO SCHWAB'S MUTUAL FUND ONESOURCE(R) SERVICE

         With Schwab's Mutual Fund OneSource Service ("OneSource"), a shareholder can invest in over 650 mutual funds from many fund companies, subject to the following. Schwab's standard transaction fee will be charged on each redemption of fund shares held for 90 days or less to discourage short-term trading. Mutual fund shares held for more than 90 days are exempt from the short-term redemption policy and may be sold without penalty. Up to 15 short-term redemptions of fund shares per calendar year are permitted. If you exceed this number, you will no longer be able to buy or sell fund shares without paying a transaction fee. As a courtesy, we will notify you in advance if your short-term redemptions are nearing the point where all of your future trades will be subject to transaction fees. Schwab reserves the right to modify OneSource's terms and conditions at any time. For more information, a shareholder should call 800-2 NO-LOAD, 24 hours a day.

             ONESOURCE PORTFOLIOS--SELECTION AND MANAGEMENT STRATEGY

         The OneSource Portfolios are four portfolios of mutual funds that offer investors easy access to actively managed funds from well-known fund families. Underlying funds are selected based on their investment objective, practices and policies, their management and other factors. Selection will also be based on quantifiable factors such as historic total returns, volatility, expenses and size. The OneSource Portfolios will include both a "core" component that represents holdings specific to the Funds' objectives and long term horizons as well as a "tactical" position that consists of special investment opportunities that arise due to market conditions.

                                 SCHWABFUNDS(R)

SchwabFunds offers a variety of series and classes of shares of beneficial interest to help you with your investment needs.

                                  EQUITY FUNDS
                    Schwab 1000 Fund(R) - Investor Shares 1
                      Schwab 1000 Fund - Select Shares(TM)
             Schwab International Index Fund(R)- Investor Shares 2
               Schwab International Index Fund - Select Shares(TM)
               Schwab Small-Cap Index Fund(R) - Investor Shares 2
                   Schwab Small-Cap Index Fund - Select Shares
                 Schwab Asset Director(R)-High Growth Fund 2,7
                 Schwab Asset Director-Balanced Growth Fund 2,7
               Schwab Asset Director-Conservative Growth Fund 2,7
                     Schwab S&P 500 Fund-Investor Shares 2
                      Schwab S&P 500 Fund-e.Shares(TM)2, 3
                     Scwhab S&P 500 Fund - Select Shares 2
                           Schwab Analytics Fund(TM)2
                 Schwab OneSource Portfolios-International 2,7
               Schwab OneSource Portfolios-Growth Allocation 2,7
              Schwab OneSource Portfolios-Balanced Allocation 2,7
              Schwab OneSource Portfolios - Small Company Fund 2,7

                              FIXED INCOME FUNDS 1
                 Schwab Short/Intermediate Government Bond Fund
                Schwab California Long-Term Tax-Free Bond Fund 4
                       Schwab Long-Term Tax-Free Bond Fund
                      Schwab Long-Term Government Bond Fund
                  Schwab Short/Intermediate Tax-Free Bond Fund
           Schwab California Short/Intermediate Tax-Free Bond Fund 4

                              MONEY MARKET FUNDS 5
                            Schwab Money Market Fund
                          Schwab Government Money Fund
                    Schwab Municipal Money Fund-Sweep Shares
                         Schwab U.S. Treasury Money Fund
                      Schwab Value Advantage Money Fund(R)
                  Schwab Institutional Advantage Money Fund(R)6
                        Schwab Retirement Money Fund(R)6
             Schwab Municipal Money Fund-Value Advantage Shares(TM)
               Schwab California Municipal Money Fund-Sweep Shares

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        Schwab California Municipal Money Fund-Value Advantage Shares(TM)
                Schwab New York Municipal Money Fund-Sweep Shares
         Schwab New York Municipal Money Fund-Value Advantage Shares(TM)

1 The Schwab 1000 Fund and all fixed income funds are separate investment portfolios of Schwab Investments.

2 The Funds are separate investment portfolios or classes of shares of Schwab Capital Trust.

3    Available only through SchwabLink(R).

4 Available only to California residents and residents of selected other states.

5 All listed money market funds are separate investment portfolios of The Charles Schwab Family of Funds.

6    Designed for institutional investors only.

7    The Asset Director(R) Funds may not invest in these Funds.

                                OTHER INFORMATION

         From time to time, the International Index Fund and Small-Cap Index Fund may compare the historical performance of the International Index and Small-Cap Index, respectively, to the historical performance of various other indices, including the S&P 500, as reported by independent sources.

         Each Fund, except for the Analytics Fund(TM) and Schwab OneSource Portfolios-International, is managed to offset capital gains with capital losses in order to minimize each Fund's capital gain distributions. This special feature can make a real difference in an investor's after-tax return, especially if the investor is in a high tax bracket. In addition, each Fund has adopted a number of policies that should cause its portfolio turnover rate to be below the portfolio turnover rate of many other mutual funds. A lower portfolio turnover rate acts to minimize associated transaction costs as well as the level of realized capital gains. By avoiding, where possible, distributing capital gains to shareholders, the Funds help to build the value of a shareholders' shares and defer payment of capital gains taxes until shares are redeemed. A shareholder's current tax liability for capital gains should be reduced and the shareholder's total return increased by these policies.

         Each Fund may, from time to time, refer to recent studies that analyze certain techniques and strategies which either Fund may use. In addition, each Fund may, from time to time, promote the advantages of investing in a series that is part of a large, diverse mutual fund complex.

         From time to time, each Fund may include discussions in advertisements of the income tax savings shareholders may experience as a result of that Fund's policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of each Fund. In addition, such advertisements may include comparisons of each Fund's performance against that of investment products that do not employ each Fund's policy of seeking to limit capital gains.

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                               GENERAL INFORMATION

         The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

         The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of the Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

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         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of July 7, 1997, two trustees owned approximately 1.6% of the total outstanding shares of the Conservative Growth Fund. As of this same date, the officers and Trustees of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of the remaining classes and series of Schwab Capital Trust.

         As of July 7, 1997, The Charles Schwab Trust Company, 101 Montgomery Street, San Francisco, California, 94104, directly or beneficially owned 21.65% of the International Index Fund - Select Shares, 14.86% of the Small-Cap Index Fund - Select Shares, 12.04% of the Balanced Growth Fund, 7.69% of the S&P 500 Fund - Investor Shares, 8.94% of the S&P 500 Fund - Select Shares, and 5.54% of the S&P 500 Fund - e.Shares. As of this same date, the Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York, 11201, directly or beneficially owned 15.00% of the International Index Fund - Investor Shares and 15.44% of the Small-Cap Index Fund - Investor Shares.

                        PURCHASE AND REDEMPTION OF SHARES

         Each Fund has set minimum initial investment requirements, as disclosed in its respective Prospectus. Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Sub-Adviser.

         The Funds, other than the OneSource Portfolios have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. The OneSource Portfolios have not so elected. This election is irrevocable without the SEC's prior approval. Redemption requests in

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excess of applicable limits (as summarized below) may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" for the International Index Fund, Small- Cap Fund and OneSource Portfolios, and under "Important Information About Your Investment - How We Determine the Price of Your Shares" for the Asset Director(R) Funds and Analytics Fund(TM). A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

                                OTHER INFORMATION

         The Prospectuses of the Funds and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

         THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

59